INDEPENDENT AUDITORS' CONSENT

Homestead Funds, Inc.:

We consent to the incorporation by reference in this Post-Effective Amendment No. 15 to Registration Statement No. 33-35788 of our report dated February 12, 1999 appearing in the Homestead Funds, Inc. Annual Report to Shareholders for the year ended December 31, 1998 and to the references to us under the headings "Financial Highlights" in the Prospectus and "Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.

DELOITTE & TOUCHE LLP

Princeton, New Jersey
July 14, 1999